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                                  EXHIBIT 23.1





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                       CONSENT OF INDEPENDENT ACCOUNTANTS





     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 21, 1995, appearing on page 18 of Daniel Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1995.



/s/  PRICE WATERHOUSE   LLP


     PRICE WATERHOUSE  LLP





Houston, Texas
March 11, 1996